                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       AIM SELECT REAL ESTATE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ------------------------------------------------

         3) Filing Party:

         ------------------------------------------------

         4) Date Filed:

         ------------------------------------------------

                       AIM SELECT REAL ESTATE INCOME FUND

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 25, 2003
                             3:00 P.M. CENTRAL TIME
                        AT 11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
--------------------------------------------------------------------------------

To Shareholders of
AIM SELECT REAL ESTATE INCOME FUND:

We cordially invite you to attend our 2003 Annual Meeting of Shareholders to:

1. Elect four Trustees of the Fund, to three year terms;

2. Ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for its fiscal year ending December 31, 2003; and

3. Transact such other business as may properly come before the meeting or any adjournment.

     We are holding the Annual Meeting on April 25, 2003 at 3:00 p.m., Central Time, at the Fund's offices located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

     The holders of the Fund's Auction Rate Preferred Shares will have equal voting rights with the holders of Fund's Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on both proposals.

     You may vote on these proposals in person or by proxy. Whether you plan to attend the meeting or not, we urge you to complete and return the enclosed proxy promptly in the enclosed, self-addressed, stamped envelope so that your shares will be represented and voted at the meeting according to your instructions. Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only shareholders of record on March 10, 2003 will be entitled to vote at the meeting or any adjournment of the meeting.

                                           By order of the Board of Trustees,

                                           /s/ ROBERT H. GRAHAM
                                           Robert H. Graham
                                           President

Houston, Texas
March 17, 2003

                             YOUR VOTE IS IMPORTANT

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                       AIM SELECT REAL ESTATE INCOME FUND

                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 2003

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees of AIM Select Real Estate Income Fund (the "Fund") is soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders, and at any adjournments (collectively, the "Meeting"). This Proxy Statement gives you information about the business to be conducted at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will be sent on or about March 17, 2003 to all shareholders entitled to vote. Shareholders who owned shares of the Fund's Auction Rate Preferred Shares, liquidation preference $25,000 per share (the "Preferred Shares"), and the Fund's common shares ( the "Common Shares") at the close of business on March 10, 2003 are entitled to vote. On this record date, there were 39,921,800 Common Shares and 8,200 Preferred Shares outstanding, each being entitled to one vote per share. The Common Shares and the Preferred Shares are collectively referred to as the "Shares." We know of no beneficial owner of more than 5% of either class of the Shares.

     We have previously sent to shareholders the Fund's most recent annual report, including financial statements. If you have not received this report or would like to receive an additional copy, please contact the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, (800) 370-1510. We will furnish such report free of charge.

TIME AND PLACE OF MEETING

     We are holding the Meeting on April 25, 2003, at 3:00 p.m., Central Time, at the Fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

VOTING BY PROXY

     Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (the individuals named on your proxy card) will vote your Shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your Shares as recommended by the Board as follows:

     - FOR the election of all four nominees for Trustee.

     - FOR ratification of the Audit Committee's selection of independent public accountants for 2003.

     Your proxy will have authority to vote and act on your behalf at any adjournment of the meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised. You can do this in one of three ways:

     - You may send in another proxy card with a later date.

     - You may notify the Fund's Secretary in writing before the Meeting that you have revoked your proxy.

     - You may vote in person at the Meeting.

VOTING IN PERSON

     If you do attend the Meeting and wish to vote in person, we will give you a ballot prior to the vote. However, if your Shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the Shares on March 10, 2003, the record date for voting, and authorizing you to vote. Please call the Fund at
(800) 370-1510 if you plan to attend the Meeting.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of all Shares outstanding on the record date are present in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your Shares in its name, we expect that the broker will be entitled to vote your Shares on Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because both Proposals 1 and 2 are considered routine, the Fund does not expect to receive any broker non-votes.

     Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

VOTE NECESSARY TO APPROVE A PROPOSAL

     PROPOSAL 1. Trustees are elected by a plurality vote of Shares cast at the Meeting, meaning that the Trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for Trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSAL 2. The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent public accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

STRUCTURE OF THE BOARD OF TRUSTEES

     The Fund's Board of Trustees (the "Board") is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term.

     Because the Board is divided into classes for purposes of election, only those Trustees in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board. This system of electing Trustees, which may be regarded as an "anti-takeover" provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change a majority of Trustees.

     The Board currently consists of twelve persons. Ten of the Trustees are "independent," meaning they are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Two of the Fund's Trustees are "interested persons" because of their business and financial relationships with the Fund and A I M Advisors, Inc. ("AIM"), its investment adviser, and/or AIM's parent, AMVESCAP PLC.

     At the Meeting, the terms of four Trustees are expiring. The Trustees nominated for election at the Meeting would each hold office for a three-year term expiring in 2006. Other Trustees are not up for election this year and will continue in office for the rest of their terms. Each of the nominees is willing to serve as a Trustee. However, if a nominee becomes unavailable for election, the persons named as proxy will vote for another nominee proposed by the Board.

     At this Meeting, holders of Preferred Shares vote together with holders of Common Shares as a single class. In accordance with the provisions of the Investment Company Act, the holders of outstanding Preferred Shares are entitled, as a class, and to the exclusion of the holders of Common Shares, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, voting together as a single class, elect the balance of the Trustees. The terms of the two Trustees elected by the holders of the Preferred Shares, Ruth H. Quigley and Carl Frischling, will expire in 2004 and 2005, respectively.

  NOMINEES FOR TRUSTEES

     The Committee on Directors/Trustees (which consists solely of independent Trustees) has approved the nomination of the following people to serve as Trustees until the annual meeting of shareholders to be held in 2006. Each of the nominees is currently a Trustee of the Fund.

     Each Trustee (including the nominees) serves as a director/trustee of 17 registered investment companies in the AIM Investments complex (the "AIM Funds"). Each Trustee also oversees 90 portfolios that comprise the AIM Funds. The business address of each nominee and Trustee listed below is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

  NOMINEES WHO ARE INDEPENDENT TRUSTEES

                          TRUSTEE       PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIP(S)
NAME AND AGE               SINCE          DURING PAST 5 YEARS           HELD BY TRUSTEE
------------              -------       -----------------------      ---------------------
Frank S. Bayley -- 63      2002     Of Counsel, law firm of Baker &  Badgley Funds, Inc.
                                    McKenzie                         (registered
                                    Formerly: Partner, law firm of   investment company)
                                    Baker & McKenzie

Edward K. Dunn,
  Jr. -- 67                2002     Formerly: Chairman, Mercantile   None
                                    Mortgage Corp.; Vice Chairman,
                                    President and Chief Operating
                                    Officer, Mercantile-Safe
                                    Deposit & Trust Co.; and
                                    President, Mercantile
                                    Bankshares Corp.

Prema Mathai-Davis -- 52   2002     Formerly: Chief Executive        None
                                    Officer, YWCA of the USA

Lewis F. Pennock -- 60     2002     Partner, law firm of Pennock &   None
                                    Cooper

       -----------------------------------------------------------------
       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES
       -----------------------------------------------------------------

INFORMATION ABOUT THE FUND'S OTHER TRUSTEES

     Information about the Fund's other Trustees is presented below.

  CONTINUING INDEPENDENT TRUSTEES

                                                                           OTHER
                          TRUSTEE       PRINCIPAL OCCUPATION(S)       DIRECTORSHIP(S)
NAME AND AGE               SINCE          DURING PAST 5 YEARS         HELD BY TRUSTEE
------------              -------       -----------------------       ---------------
Bruce L. Crockett -- 58    2002     Chairman, Crockett Technology     ACE Limited
                                    Associates (technology            (insurance
                                    consulting company)               company); and
                                                                      Captaris, Inc.
                                                                      (unified
                                                                      messaging
                                                                      provider)

Albert R. Dowden -- 61     2002     Director, Magellan Insurance      Chairman,
                                    Company; Member of Advisory       Cortland Trust,
                                    Board of Rotary Power             Inc. (registered
                                    International (designer,          investment
                                    manufacturer and seller of        company)
                                    rotary power engines); and
                                    Director, The Boss Group
                                    (private equity group)
                                    Formerly: Director, President
                                    and Chief Executive Officer,
                                    Volvo Group North America, Inc.;
                                    Senior Vice President, AB Volvo;
                                    and director of various
                                    affiliated Volvo companies

Jack M. Fields -- 51       2002     Chief Executive Officer, Twenty   Administaff
                                    First Century Group, Inc.
                                    (government affairs company) and
                                    Texana Timber L.P.

Carl Frischling -- 66      2002     Partner, law firm of Kramer       Cortland Trust,
                                    Levin Naftalis and Frankel LLP    Inc.

Ruth H. Quigley -- 68      2002     Retired                           None

Louis S. Sklar -- 63       2002     Executive Vice President, Hines   None
                                    (real estate development
                                    company)

     Messrs. Crockett's, Fields' and Sklar's and Miss Quigley's terms as Trustees will expire in 2004. Messrs. Dowden's and Frischling's terms as Trustees will expire in 2005.

  CONTINUING TRUSTEES WHO ARE INTERESTED PERSONS

                                                                           OTHER
                          TRUSTEE       PRINCIPAL OCCUPATION(S)       DIRECTORSHIP(S)
NAME AND AGE               SINCE          DURING PAST 5 YEARS         HELD BY TRUSTEE
------------              -------       -----------------------       ---------------
Robert H.
  Graham(1) -- 56          2002     Chairman and President of the     None
                                    AIM Funds; Chairman, A I M
                                    Management Group Inc. (financial
                                    services holding company); and
                                    Director and Vice Chairman,
                                    AMVESCAP PLC (parent of AIM and
                                    a global investment management
                                    firm)
                                    Formerly: President and Chief
                                    Executive Officer, A I M
                                    Management Group Inc.; Chairman
                                    and President, A I M Advisors,
                                    Inc. (registered investment
                                    advisor); and Chairman, A I M
                                    Capital Management, Inc.
                                    (registered investment advisor),
                                    A I M Distributors, Inc.
                                    (registered broker dealer),
                                    A I M Fund Services, Inc.,
                                    (registered transfer agent) and
                                    Fund Management Company
                                    (registered broker dealer)

Mark H. Williamson(2) --
  51                       2003     Director/Trustee and Executive    Chairman,
                                    Vice President of the AIM Funds;  President and
                                    Director, President and Chief     Chief Executive
                                    Executive Officer, A I M          Officer, of 11
                                    Management Group Inc.; Chairman   registered
                                    and President, A I M Advisors,    investment
                                    Inc.; Director, A I M Capital     companies
                                    Management, Inc. and A I M        advised by
                                    Distributors, Inc., Chairman,     INVESCO Funds
                                    A I M Fund Services, Inc. and     Group, Inc.
                                    Fund Management Company; and
                                    Chief Executive Officer,
                                    AMVESCAP PLC -- AIM Division
                                    Formerly: Chairman and Chief
                                    Executive Officer, INVESCO Funds
                                    Group, Inc.; and Chief Executive
                                    Officer, AMVESCAP PLC -- Managed
                                    Products

(1) Mr. Graham is considered an interested person of the Fund because he is a director of AMVESCAP PLC, parent of A I M Advisors, Inc., the adviser to the Fund. Mr. Graham's term as Trustee will expire in 2005.

(2) Mr. Williamson is considered an interested person of the Fund because he is an officer and a director of AIM. Mr. Williamson became a Trustee and Executive Vice President of the Fund effective January 1, 2003 and

    March 4, 2003, respectively. Mr. Williamson's term as Trustee will expire in 2005.

COMMITTEES OF THE BOARD

     The Board has four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee, and a Valuation Committee.

  AUDIT COMMITTEE

     The Audit Committee is comprised entirely of independent Trustees. The members of the Audit Committee are: Frank S. Bayley, Bruce L. Crockett, Albert
R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Dr. Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley and Louis S. Sklar. All such members meet the independence requirements of the New York Stock Exchange's listing standards. In accordance with its charter, attached as Appendix A to this proxy statement, the Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including resolution of disagreements between Fund management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to the Fund by its independent auditors.

  Audit Committee Report

     The Audit Committee reviewed and discussed the Fund's audited financial statements with its independent public accountants, PricewaterhouseCoopers LLP ("PwC") and Fund management. The Audit Committee has discussed with PwC the matters required to be discussed by the Statement on Auditing Standards 61, including the auditors' judgments about the quality, not just acceptability, of the Fund's accounting principles as applied in its financial reporting. PwC, the Audit Committee and Fund management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

     The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Fund. The Audit Committee has also discussed with PwC their independence from the Fund. The Audit Committee has considered whether the provision of non-audit services by PwC is compatible with maintaining PwC's independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002.

                                           Edward K. Dunn, Jr., Chair
                                           Albert R. Dowden, Vice Chair
                                           Frank S. Bayley
                                           Bruce L. Crockett
                                           Jack M. Fields
                                           Dr. Prema Mathai-Davis
                                           Lewis F. Pennock
                                           Ruth H. Quigley
                                           Louis S. Sklar

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees is comprised entirely of independent Trustees. The members of the Committee on Directors/Trustees are: Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, and Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of Trustees;
(ii) nominating persons who are not interested persons of the Fund and/or persons who are independent under New York Stock Exchange rules for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent Trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent Trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

     The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as Trustees, provided: (i) that the person making the recommendation is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Committee on Directors/ Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

     Notice procedures set forth in the Fund's bylaws require that any shareholder desiring to nominate a Trustee for election at the 2004 annual meeting of shareholders must submit to the Secretary of the Fund the nomination in writing not later than the close of business February 24, 2004, and not earlier than the close of business January 28, 2004. The notice must set forth:
(i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of Shares of the Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

  INVESTMENTS COMMITTEE

     The members of the Investments Committee are: Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii)considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The members of the Valuation Committee are: Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's procedures for valuing securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended December 31, 2002, the Board met eight times, the Audit Committee met six times, the Committee on Directors/Trustees met four times, the Investments Committee met four times and the Valuation Committee met one time. Except as noted below, all of the current Trustees then serving attended at least 75% of the meetings of the Board or applicable committee, held during the most recent fiscal year. Mr. Crockett and Mr. Frischling did not attend at least 75% of the Investments Committee meetings held during the most recent fiscal year due to various professional and personal conflicts.

TRUSTEE'S COMPENSATION

     Each Trustee who is not an officer of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such Trustee also serves as a trustee or director of some or all of the AIM Funds. Each such Trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component. Trustees who are officers of the Fund are not compensated by the Fund.

     Since the Fund has not completed its first full year since its organization, the following table shows compensation estimated to be paid or accrued by each Trustee of the Fund who is not an officer of the Fund for the current fiscal year ending December 31, 2003.

                                      RETIREMENT
                        AGGREGATE      BENEFITS       ESTIMATED        TOTAL
                       COMPENSATION   ACCRUED BY       ANNUAL       COMPENSATION
                         FROM THE       ALL AIM     BENEFITS UPON     FROM ALL
TRUSTEE                  FUND(1)       FUNDS(2)     RETIREMENT(3)   AIM FUNDS(4)
-------                ------------   -----------   -------------   ------------
Frank S. Bayley......     $1,271       $142,800        $90,000        $150,000
Bruce L. Crockett....      1,271         50,132         90,000         150,000
Albert R. Dowden.....      1,271         57,955         90,000         150,000
Edward K. Dunn,
  Jr. ...............      1,271         94,149         90,000         150,000
Jack M. Fields.......      1,271         29,153         90,000         150,000
Carl Frischling(5)...      1,271         74,511         90,000         150,000
Prema Mathai-
  Davis..............      1,271         33,931         90,000         150,000
Lewis F. Pennock.....      1,271         54,802         90,000         150,000
Ruth H. Quigley......      1,271        142,502         90,000         150,000
Louis S. Sklar.......      1,271         78,500         90,000         150,000

 * Information in the chart is estimated based upon the Fund's current fiscal year which commenced January 1, 2003.

(1) The total amount of compensation deferred by all Trustees of the Fund during the fiscal year ending December 31, 2003, is estimated to be $4,068.

(2) During the fiscal year ending December 31, 2003, the total amount of expenses allocated to the Fund in respect of such retirement benefits is estimated to be $4,790.

(3) Amounts shown assume each Trustee serves until his or her normal retirement date.

(4) As of December 31, 2002, all Trustees were serving as directors or trustees of 17 registered investment companies advised by AIM.

(5) During the fiscal year ending December 31, 2003, it is estimated that the Fund will pay $9,000 in legal fees to Kramer Levin Naftalis & Frankel LLP, for services rendered by such firm as counsel to the independent Trustees of the Fund. Mr. Frischling is a partner in such firm.

RETIREMENT PLAN FOR TRUSTEES

     The Trustees have adopted a retirement plan for the Trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The retirement policy permits each non-AIM-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

     Annual retirement benefits are available to each non-AIM-affiliated Trustee of the Fund and/or the other registered investment companies in the AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a Trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the Trustee's annual retainer paid or accrued by any Covered Fund to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of: (i) ten; or (ii) the number of such Trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased Trustee's retirement benefits for the same length of time that the Trustee would have received based on his or her service. A Trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation

Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various funds in the AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Fund's Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a Trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other fund in the AIM Funds from which they are deferring compensation.

                                   PROPOSAL 2

                RATIFICATION OF AUDIT COMMITTEE'S APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP ("PwC") as the Fund's independent public accountants for the 2003 fiscal year ending December 31, 2003. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will review its appointment of PwC. A representative of PwC is expected to be available at the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

  FUND RELATED FEES

     For the 2002 fiscal year, PwC billed the Fund aggregate fees for professional services as follows:

Audit Fees.......................................   $ 27,420
Financial Information Systems Design and
  Implementation Fees............................   $      0
All Other Fees*..................................   $ 75,323
                                                    --------
Total Fees.......................................   $102,743
                                                    ========

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the Fund, services related to the Fund's start-up and services related to reports filed by the Fund with certain rating agencies.

  NON-FUND RELATED FEES

     For the 2002 fiscal year, PwC billed AIM aggregate fees for professional services rendered to AIM, or any affiliate that provided services to the Fund, as follows:

Financial Information Systems Design and
  Implementation Fees.............................   $     0
All Other Fees....................................   $40,000
                                                     -------
Total Fees........................................   $40,000
                                                     =======

         --------------------------------------------------------------
         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.
         --------------------------------------------------------------

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's investment advisor.

SUB-ADVISOR

     INVESCO Institutional (N.A.), Inc., INVESCO Realty Advisors Division, One Lincoln Centre, Suite 700, 500 LBJ Freeway/LB2, Dallas, Texas 75240, is the Fund's sub-advisor.

ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's administrator.

OFFICERS OF THE FUND

     The address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, AGE AND POSITION(S)  OFFICER
HELD WITH THE FUND          SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------  -------      -------------------------------------------
Robert H. Graham -- 56      2002     Information about Mr. Graham is presented earlier
Chairman and President               in this proxy statement under "Proposal 1,
                                     Election of Trustees -- Continuing Trustees who
                                     are Interested Persons".

Mark H. Williamson -- 51    2003     Information about Mr. Williamson is presented
Executive Vice President             earlier in this proxy statement under "Proposal 1,
                                     Election of Trustees -- Continuing Trustees who
                                     are Interested Persons".

Gary T. Crum -- 55          2002     Director, Chairman and Director of Investments,
Senior Vice President                A I M Capital Management, Inc.; Director and
                                     Executive Vice President, A I M Management Group
                                     Inc.; Director and Senior Vice President, A I M
                                     Advisors, Inc.; and Director, A I M Distributors,
                                     Inc. and AMVESCAP PLC.
                                     Formerly: President and Chief Executive Officer,
                                     A I M Capital Management, Inc.

Carol F. Relihan* -- 48     2002     Director, Senior Vice President, General Counsel
Senior Vice President and            and Secretary, A I M Advisors, Inc. and A I M
Secretary                            Management Group Inc.; Director, Vice President
                                     and General Counsel, Fund Management Company; and
                                     Vice President, A I M Fund Services, Inc., A I M
                                     Capital Management, Inc. and A I M Distributors,
                                     Inc.

Robert G. Alley -- 54       2002     Managing Director and Chief Fixed Income Officer,
Vice President                       A I M Capital Management, Inc.; and Vice
                                     President, A I M Advisors, Inc.

NAME, AGE AND POSITION(S)  OFFICER
HELD WITH THE FUND          SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------  -------      -------------------------------------------
Stuart W. Coco -- 47        2002     Managing Director and Chief Research
Vice President                       Officer -- Fixed Income, A I M Capital Management,
                                     Inc.; and Vice President, A I M Advisors, Inc.

Melville B. Cox -- 59       2002     Vice President and Chief Compliance Officer, A I M
Vice President                       Advisors, Inc. and A I M Capital Management, Inc.;
                                     and Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley -- 42     2002     Managing Director and Chief Cash Management
Vice President                       Officer, A I M Capital Management, Inc.; Director
                                     and President, Fund Management Company; and Vice
                                     President, A I M Advisors, Inc.

Edgar M. Larsen -- 62       2002     Vice President, A I M Advisors, Inc.; and
Vice President                       President, Chief Executive Officer and Chief
                                     Investment Officer, A I M Capital Management, Inc.

Dana R. Sutton -- 44        2002     Vice President and Fund Treasurer, A I M Advisors,
Vice President and                   Inc.
Treasurer

Nancy L. Martin** -- 45     2003     Vice President, A I M Advisors, Inc.; and Vice
                                     President and General Counsel, A I M Capital
                                     Management, Inc.

 * Carol F. Relihan will be retiring as Senior Vice President and Secretary of the Fund as of April 1, 2003.

** Effective as of April 1, 2003, Nancy L. Martin will become Secretary of the
   Fund.

SECURITY OWNERSHIP OF MANAGEMENT

     The Fund's Trustees and executive officers own the Fund's Common Shares and Preferred Shares as shown on the following table:

                                       COMMON SHARES     PREFERRED SHARES OF
                                     OF THE FUND OWNED      THE FUND OWNED
                                       BENEFICIALLY*        BENEFICIALLY**
                                     -----------------   --------------------
Frank S. Bayley....................          -0-                 -0-
Bruce L. Crockett..................          -0-                 -0-
Albert R. Dowden...................          -0-                 -0-
Edward K. Dunn, Jr. ...............          100                 -0-
Jack M. Fields.....................          -0-                 -0-
Carl Frischling....................          -0-                 -0-
Robert H. Graham...................        5,000                 -0-
Prema Mathai-Davis.................          -0-                 -0-
Lewis F. Pennock...................          -0-                 -0-
Ruth H. Quigley....................          -0-                 -0-
Louis S. Sklar.....................          -0-                 -0-
Mark H. Williamson.................          -0-                 -0-
Gary T. Crum.......................          -0-                 -0-

                                       COMMON SHARES     PREFERRED SHARES OF
                                     OF THE FUND OWNED      THE FUND OWNED
                                       BENEFICIALLY*        BENEFICIALLY**
                                     -----------------   --------------------
Carol F. Relihan...................          -0-                 -0-
Melville B. Cox....................          -0-                 -0-
Dana R. Sutton.....................          -0-                 -0-

 * Represents for each Trustee, nominee for trustee and executive officer less than 1% of the outstanding Common Shares of the Fund. As of December 31, 2002, Trustees and executive officers of the Fund beneficially owned in the aggregate 5,100 Common Shares of the Fund representing approximately 0.01% of the Shares. Except as otherwise indicated, each Trustee and officer possessed sole investment and voting power with respect to Common Shares beneficially owned.

** None of the Trustees or executive officers own Preferred Shares of the Fund.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND AIM FUNDS

     The following table provides information concerning the dollar range of the Fund's Shares owned by each Trustee and the aggregate dollar range of equity securities owned in the AIM Funds by such persons as of December 31, 2002.

                                                               AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT
                          DOLLAR RANGE OF SHARES             COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                IN THE FUND         IN THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--
---------------           ----------------------   --------------------------------------------------
INTERESTED PERSONS
Robert H. Graham(1).....    $50,001 - $100,000                          Over $100,000
Mark H. Williamson(2)...                   -0-                      $10,001 - $50,000
INDEPENDENT TRUSTEES
Frank S. Bayley.........                   -0-                      $10,001 - $50,000
Bruce L. Crockett.......                   -0-                           $1 - $10,000
Albert R. Dowden........                   -0-                     $50,001 - $100,000
Edward K. Dunn, Jr. ....          $1 - $10,000                          Over $100,000(3)
Jack M. Fields..........                   -0-                          Over $100,000(3)
Carl Frischling.........                   -0-                          Over $100,000(3)
Prema Mathai-Davis......                   -0-                          Over $100,000(3)
Lewis F. Pennock........                   -0-                     $50,001 - $100,000
Ruth H. Quigley.........                   -0-                           $1 - $10,000
Louis S. Sklar..........                   -0-                          Over $100,000(3)

(1) Mr. Graham is considered an interested person of the Fund because he is a director of AMVESCAP PLC, parent of AIM, the adviser to the Fund.

(2) Mr. Williamson is considered an interested person of the Fund because he is an officer and a director of AIM. Mr. Williamson became a Trustee and Executive Vice President of the Fund effective January 1, 2003 and March 4, 2003, respectively.

(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and shall be deemed to be invested in one or more of the AIM Funds.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and Section 30(h) of the Investment Company Act, as applied to the Fund, require the Trustees, investment adviser, affiliated persons (as defined in the Investment Company Act) of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

     Based upon its review of the copies of all such filings received by it, the Fund believes that, during the fiscal year ended December 31, 2002, all filing requirements applicable to its Reporting Persons were met.

PROXY SOLICITATION

     The Fund expects to solicit proxies by mail. The Fund will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Annual Meeting, the enclosed proxy card, and any further solicitation. The Fund has retained a proxy solicitor, Georgeson Shareholder Communications, for a fee of $3,500 to assist the Fund in the solicitation of proxies.

SHAREHOLDER PROPOSALS

     If you want us to consider including a shareholder proposal in the Fund's proxy statement for the 2004 annual meeting of shareholders, we must receive it from you no later than November 19, 2003.

     If you want to bring any other business before the 2004 Annual Meeting of Shareholders, you must deliver a written notice to the Secretary at the principal executive offices of the Fund, not later than the close of business February 24, 2004 and not earlier than the close of business January 28, 2004.

     The notice must set forth: (i) the other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of shares of the Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a Trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Committee on Directors/Trustees".

OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the Shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                           By order of the Board of Trustees,

                                                 /s/ ROBERT H. GRAHAM
                                                     Robert H. Graham
                                                         President

March 17, 2003
Houston, Texas

                                   APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEES
                           OF THE AIM FUNDS ("FUNDS")
                          (ADOPTED FEBRUARY 19, 2003)

     Purposes: The purposes of the Audit Committees ("Committees") are: (i) in their capacity as committees of the Boards of Directors/Trustees of the Funds ("Boards"), to be directly responsible for the appointment, compensation and oversight of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) to oversee the financial reporting process for all Funds;
(iii) to monitor the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and
(iv) to the extent required by Section 10A of the Securities Exchange Act of 1934, as amended ("Exchange Act"), to preapprove all permissible non-audit services that are provided to the Funds by their independent auditors.

     Membership: Each member of the Committees shall meet the audit committee composition requirements for serving on audit committees, and any related requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any applicable rules promulgated by the Securities and Exchange Commission ("SEC"). Each member of the Committees shall be free of any relationship that, in the opinion of the Boards, would interfere with his or her individual exercise of independent judgment. Each member of the Committees also shall meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards and in any applicable rules promulgated by the SEC. Finally, each member shall be "independent" from the Funds, as defined in Section 10A of the Exchange Act, and no member shall be an "interested person" of the Funds, as defined in the Investment Company Act of 1940, as amended ("1940 Act").

     Selection of Members: Members of the Committees, as well as the Chair and Vice Chair of the Committees, shall be nominated by the Committees on Directors/Trustees of the Boards, and shall be elected by a majority of the directors/trustees of the Funds.

     Chair and Vice Chair: The Committees shall have a Chair and a Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

     Responsibilities:  The responsibilities of the Committees are:

     - Appointment, compensation and oversight of the Funds' independent auditors. The Committees shall appoint, compensate, oversee and, where appropriate, terminate the Funds' independent auditors. In selecting independent auditors for the Funds, the Committees may consider recommendations made by management.

     - General understanding of the Funds' accounting system and controls. Members shall remain informed by the management at A I M Advisors, Inc. ("AIM") and the Funds' independent auditors regarding the Funds' accounting system and controls and are encouraged to use management at AIM, independent auditors and whatever other resources they deem appropriate.

     - Evaluation of independent auditors. The Committees shall continuously evaluate the independent auditors' performance and financial stability.

     - Preapproval of permissible non-audit services.  To the extent required by
       Section 10A of the Exchange Act, the Committees shall consider for preapproval all permissible non-audit services that are proposed to be provided to the Funds by their independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the Funds. Such preapproval may be delegated to one or more members of the Committees who are "independent" for purposes of Section 10A of the Exchange Act, so long as any such member's decision to preapprove is presented to the full Committees, solely for informational purposes, at their next scheduled meeting.

     - Review and approval of fees. The Committees shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Funds.

     - Oversight of independence of independent auditors. The Committees shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by
       Item 306 of Regulation S-K, and shall discuss with the independent auditors their independence. The Committees shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisors or (iii) any person that controls, is controlled by or is under common control with such advisors and that provides services to the Funds, is compatible with maintaining the independent auditors' independence.

     - Review of audited financial statements. The Committees shall review and discuss the Funds' audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting principles as applied in their financial reporting. The Committees also shall discuss with management and the independent auditors the clarity, consistency and completeness of the Funds' accounting policies and disclosures. The foregoing review may occur before or after the inclusion of the audited financial statements in the annual report of any AIM Fund other than AIM Select Real Estate Income Fund ("ASREIF"), but must occur prior to the inclusion of such audited financial statements in the annual report of ASREIF.

     - Recommendation of inclusion of audited financial statements for ASREIF. Based upon a review of the items discussed in the prior two bullet points, the Committee of ASREIF shall recommend to the Board of such Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders.

     - Review of audit plans. The Committees shall review, together with AIM, the audit plans prepared by the independent auditors for the Funds as well as any audit plan prepared by an internal audit staff. To the extent an internal audit staff exists and has prepared an audit plan, the Committees shall obtain assurances from the internal audit staff that the audit plans of the independent auditors and the audit staff are coordinated.

     - Review of internal audit function. To the extent that an internal audit staff exists, such staff shall report directly to the Committees on matters relating to the audits of the Funds, and the Committees shall review all audit functions that such staff performs for the Funds. The Committees shall not be responsible for handling any administrative matters regarding the internal audit staff; instead, such administrative matters shall be handled by AIM's management.

     - Review and monitoring of officer certifications. To the extent that certifications by officers of the Funds as to the Funds' financial statements or other financial information are required by applicable law to be included with or in the Funds' periodic reports filed with the SEC, the Committees shall review the form of such certifications and shall establish a procedure for being notified if such certifications are not included for any reason.

     - Establishment of procedures regarding questionable accounting or auditing matters. The Committees shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds or the Funds' advisor(s) of concerns regarding questionable accounting or auditing matters.

     - Recordation of minutes and submission of reports. The Committees shall record minutes of their meetings and report all of their activities to the Boards.

     - Meetings with counsel. The Committees shall meet as necessary with AIM's general counsel, Fund counsel, counsel to the directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("disinterested directors"), and, if applicable, independent counsel or other advisers to the Committees, to be well informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

     - Knowledge of regulatory and accounting changes. The Committees shall keep apprised by management at AIM, Fund counsel, counsel to the disinterested directors and the Funds' independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

     - Additional Responsibilities relating to ASREIF. The independent auditors for ASREIF are ultimately accountable to the Committee of ASREIF. The Committee of ASREIF shall take appropriate action in response to the independent auditors' written disclosures regarding their independence to satisfy itself of the independent auditors independence.

     Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds; provided, however, that if the Committees on Directors/Trustees of the Funds are comprised solely of members who are "independent" for purposes of
Section 10A of the Exchange Act, such Committees on Directors/Trustees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers. In the event the Committees on Directors/Trustees is not so comprised, the Committees shall be responsible for such review and approval.

     Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report and (ii) to any independent counsel or other advisers employed by the Committees.

     Review of Committees and Charter and Amendments to Charter: The Committees shall periodically review the role of the Committees and this Charter, and shall make any recommendations to the Boards with respect thereto. This Charter may be amended only by the full Boards.

     Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                      PROXY
                       AIM SELECT REAL ESTATE INCOME FUND
                            ANNUAL MEETING TO BE HELD
                                 APRIL 25, 2003

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Robert
H. Graham and Gary T. Crum (or, if only one shall act, then that one) attorneys and proxies with the power of substitution in each to vote all the shares of AIM Select Real Estate Income Fund (the "Fund") registered in the name of the undersigned at the Annual Meeting of Shareholders to be held at the offices of the Fund, 11 Greenway Plaza, Suite 100, Houston, Texas 77046 on April 25, 2003 at 3:00 p.m., Central Time, and at any adjournments thereof upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy furnished therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

         Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

         HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

         ------------------------------     ------------------------------

         ------------------------------     ------------------------------

         ------------------------------     ------------------------------

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

                  --------------------------------------------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2.

1.  Election of Trustees.

     NOMINEES:    (01) FRANK S. BAYLEY               (03) PREMA MATHAI-DAVIS
                  (02) EDWARD K. DUNN, JR.           (04) LEWIS F. PENNOCK



                           FOR ALL                        WITHHELD FROM
                           NOMINEES                       ALL NOMINEES
                             [ ]                               [ ]

         FOR
         ALL
         EXCEPT  [ ]
                    ------------------------------------------------------------
         NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE SPACE PROVIDED.

2. Ratification of the Audit Committee's selection of independent public accountants.

               FOR                       AGAINST                        ABSTAIN
               [ ]                         [ ]                            [ ]

3. To transact such other business as may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

Please be sure to sign and date this Proxy.


                                          Co-owner
Signature:                  Date:         Signature:               Date:
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